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                                   EXHIBIT 24


                               SEMCO ENERGY, INC.

                                POWER OF ATTORNEY

         Whereas, the Board of Directors of SEMCO Energy, Inc., a Michigan corporation, at a meeting held on February 27, 1998, authorized the execution of one or more Shelf Registration Statements for the registration and sale of up to $200,000,000 of securities for issuance and sale to the public and the filing of said Registration Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         NOW, THEREFORE, each of the undersigned hereby appoints William L. Johnson and Robert J. Digan, II, his or her true and lawful attorneys to execute, in his/her name and in the capacity shown below, said Registration Statements and any and all amendments thereto and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power of substitution and resubstitution.

         IN WITNESS WHEREOF, we have hereunto set our hands as of the 27th day of February, 1998.


/s/ Daniel A. Burkhardt                         /s/ Harvey I. Klein
---------------------------------               -------------------------
Daniel A. Burkhardt, Director                   Harvey I. Klein, Director

/s/ Edward J. Curtis                            /s/ Bruce G. Macleod
---------------------------------               -------------------------
Edward J. Curtis, Director                      Bruce G. Macleod, Director

/s/ Robert J. Digan, II                         /s/ Frederick S. Moore
---------------------------------               -------------------------
Robert J. Digan, II, Senior Vice                Frederick S. Moore, Director
President and CFO (Principal
Financial and Accounting Officer)

/s/ John T. Ferris                              /s/ Edith A. Stotler
---------------------------------               -------------------------
John T. Ferris, Director                        Edith A. Stotler, Director

/s/ Michael O. Frazer                           /s/ Donald W. Thomason
---------------------------------               -------------------------
Michael O. Frazer, Director                     Donald W. Thomason, Director

/s/ William L. Johnson
---------------------------------
William L. Johnson, President and CEO
and Director (Principal Executive Officer)